UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) March 14, 2007

                               FORME CAPITAL, INC.
             (Exact Name of registrant as specified in its charter)

         DELAWARE                       33-10894                75-2180652
          ------                        -------                ----------
(State or other jurisdiction          (Commission            (IRS Employer
     of incorporation)                File Number)         Identification No.)



730 West Randolph Street, 6th Floor, Chicago, Illinois             60661
------------------------------------------------------             -----
(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (312) 454-0312

          (Former name or former address, if changed since last report)

              18170 Hillcrest Road, Suite 100, Dallas, Texas 75252
              ----------------------------------------------------

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                 SECTION 1-REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

SECURITIES PURCHASE AGREEMENT

      On March 14, 2007, the Company entered into a Common Stock Purchase Agreement (the "Purchase Agreement") with Synergy Business Consulting, LLC (the "Forme Capital Stock Purchaser"), pursuant to which it acquired 11,824,100 shares of outstanding Common Stock of the COmpany from an existing shareholder in a private transaction for the purchase price of $550,000. The acquisition of shares by the Forme Capital Stock Purchaser pursuant to the Purchase Agreement and from the existing shareholder is collectively referred to herein as the "Purchase".

                  SECTION 5-CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01 CHANGE IN CONTROL OF THE REGISTRANT

      Upon the closing of the Purchase, the Forme Capital Stock Purchaser acquired an aggregate of 11,824,200 shares of Common Stock, or approximately 92.99% of the issued and outstanding Common Stock, and attained voting control of the company. The source of funds used by the Wincroft Stock Purchaser was their respective working capital.

      We are presently authorized to issue 100,000,000 shares of Common Stock. Prior to the closing, as of March 14, 2007, 12,715,100 shares of Common Stock were issued and outstanding. After the closing, as of March 14, 2007, there are 12,715,100 shares of Common Stock issued and outstanding.

      The following table sets forth, immediately following the closing, certain information regarding beneficial ownership of outstanding shares of Common Stock.

       NAME AND ADDRESS OF          AMOUNT AND NATURE OF
        BENEFICIAL OWNER            BENEFICIAL OWNERSHIP    PERCENT OF CLASS (1)
        ----------------            --------------------    --------------------

Synergy Business Consulting, LLC (2)  11,824,200                   92.99%
730 West Randolph
6th Floor
Chicago, IL 60661

Cede & Co                               639,375                      5.03%
PO Box 29
Bowling Green Station
New York, NY  10274

Daniel Wettreich (3)                          0                      0.00%
18170 Hillcrest Road, Suite 100
Dallas, TX 75252

Bartly J. Loethen  (4)                        0                      0.00%
730 West Randolph
6th Floor
Chicago, IL 60661

TOTAL                                12,463,575                      98.02%

(1) The percentage of Common Stock is calculated based upon 12,715,100 shares issued and outstanding as of March 14, 2007.

(2) Synergy Business Consulting, LLC is controlled by the Bartly J. Loethon and therefore Mr. Loethon is the beneficial owner of the shares held by this entity.

(3) A director (See our response to Item 5.02 below)

(4) Chairman, chief financial officer, president, vice president, treasurer, secrectary and director. (See our response to Item 5.02 below).

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

      Upon the closing of the Purchase, Bartly J. Loethen was appointed as a director and the chairman, chief financial officer, president, vice president, treasurer and secretary of the Company alongside current director Daniel Wettreich. Mr. Wettreich will resign immediately upon the completion of the 10-day period beginning on the date of the filing of the Information Statement with the SEC pursuant to Rule 14f-1 of the 34 Act. Accordingly, Mr. Loethen will then constitute our entire board. Generally, the directors of the Company serve one year terms until their successors are elected and qualified.

      It is not currently contemplated that Mr. Loethen will be compensated for serving as either an officer or director of the company.


                     BIOGRAPHICAL INFORMATION REGARDING THE
                    INCOMING DIRECTOR AND EXECUTIVE OFFICERS

      The principal occupation and brief summary of the background of the incoming director and executive officers is as follows:

      Bartly J. Loethen, 41. Mr. Loethen is an attorney and founding partner of Synergy Law Group, L.L.C. He practices corporate law. His experience includes working with privately-held companies, public companies, mergers and acquisitions, private placement investments, financing transactions, and licensing matters, as well as general corporate matters. Prior to the practice of law, Mr. Loethen was a Revenue Agent with the Internal Revenue Service. Mr. Loethen holds a B.S. /B.A. in Accounting from the University of Missouri (1986), is a certified public accountant, and received his J.D. from the University of Illinois College of Law (1994).

                             SECTION 8--OTHER EVENTS

ITEM 8.01. OTHER EVENTS.

      As of March 14, 2007, the address and telephone number of our principal executive offices is as follows:


                               Forme Capital, Inc.
                               c/o Bartly Loethen
             730 West Randolph Street, 6th Floor, Chicago, IL 60661
                           Telephone#: (312) 454-0312


                  SECTION 9--FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit              Description
-------              -----------
10.1 Common Stock Purchase Agreement dated March 14, 2007 among the Registrant, Synergy Business Consulting, LLC.



                           * * * * * * * * * * * * * *

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March 20, 2007


                                          FORME CAPITAL, INC.

                                          By: /s/ Bartly J. Loethen
                                              -------------------
                                              Bartly J. Loethen
                                              President